                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   November 27, 1996
                                                         -----------------


                              GREATER BAY BANCORP
                              -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   California                      0-25034                        77-0387041
------------------               -----------                 ------------------
(STATE OR OTHER                  (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)                IDENTIFICATION NO.)
INCORPORATION)


                    2860 West Bayshore, Palo Alto, CA  94303
                    ----------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 813-8200
                                                           --------------

                              GREATER BAY BANCORP
                               420 Cowper Street
                             Palo Alto, CA  94301
                           -----------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On November 27, 1996, Cupertino National Bancorp ("Cupertino"), a California Corporation, and Mid-Peninsula Bancorp, a California Corporation ("Mid-Peninsula"), consummated the merger (the "Merger") described in that certain Second Amended and Restated Agreement and Plan of Reorganization and Merger dated August 20, 1996 (the "Agreement"), between Mid-Peninsula and Cupertino. Pursuant to the
          Agreement: (a) Cupertino was merged with and into Mid-Peninsula; (b) Mid-Peninsula, as the surviving corporation, changed its name to Greater Bay Bancorp (hereinafter, "Bancorp") and its address to 2860 West Bayshore Road, Palo Alto, California; and (c) Cupertino's corporate existence ceased. The Merger, which has been treated as a pooling of interests for accounting and financial reporting purposes in accordance with Accounting Practices Board Opinion No. 16, "Business Combinations," became effective on November 27, 1996 (the "Effective Time").

             At the Effective Time:  (a) each share of Mid-Peninsula
          Common Stock outstanding immediately prior to the Effective Time remained as one outstanding share of Bancorp Common Stock; and (b) each share of Cupertino Common Stock outstanding immediately prior to the Effective Time was automatically canceled and converted into the right to receive .81522 ("Conversion Ratio") shares of Bancorp Common Stock.

             In addition, pursuant to the Agreement, each person who held options to purchase shares of Cupertino Common Stock pursuant to the Cupertino Stock Option Plans ("Cupertino Options") received from Bancorp, a substitute option pursuant to the Bancorp 1996 Stock Option Plan (the "Bancorp New Option Plan"), exercisable for the number of shares of Bancorp Common Stock into which each share of Common Stock subject to such unexercised Cupertino Option would have been converted if outstanding as of the Effective Time, rounded up to the nearest full share (a "Substitute Bancorp Option"). Each Substitute Bancorp Option is exercisable at an exercise price determined by dividing the exercise price per share of the Cupertino Option by the Conversion Ratio, rounded to the nearest cent. Each Substitute Option is vested according to the terms of each individual option agreement and option plans and will continue to vest according to the same vesting schedule as provided under the original stock option agreements and is exercisable as provided in the original stock option agreements.

     (b) Cupertino National Bank & Trust ("CNB"), a wholly owned subsidiary of Cupertino and Mid-Peninsula Bank ("MPB"), a wholly owned subsidiary of Mid-Peninsula became subsidiaries of Greater Bay Bancorp. CNB, with headquarters in Cupertino, California, also has an office in San Jose and two offices in Palo

          Alto. MPB, with headquarters in Palo Alto, California, also has one office each in San Carlos and San Mateo. CNB's trust division has been renamed Greater Bay Trust Company and will serve clients of both CNB and MPB.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Cupertino:
          (1) The Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995 (incorporated by reference from Cupertino's Annual Report on Form 10-K for the year ended December 31, 1995 (File No. 0-18015))

          (2) Consolidated Financial Statements as of September 30, 1996 and for the nine months ended September 30, 1996 and 1995 (incorporated by reference from Cupertino's Quarterly Report on Form 10-Q for the nine months ended September 30, 1996 (File No. 18015))

     (b)  Pro forma financial information:
          (1) Mid-Peninsula and Cupertino Unaudited Pro-Forma Combined Balance Sheet as of September 30, 1996.

          (2) Mid-Peninsula and Cupertino Unaudited Pro-Forma Combined Income Statement for the nine months ended September 30, 1996.

          (3) Mid-Peninsula and Cupertino Unaudited Pro-Forma Combined Income Statement for the years ended December 31, 1995, 1994 and 1993 (incorporated by reference from the Proxy Statement dated September 25, 1996 of Mid-Peninsula at pages 15 to 17.)

     (c)  Exhibits

               2.1 Seconded Amended and Restated Agreement and Plan of Reorganization and Merger dated as of August 20, 1996 between Mid-Peninsula and Cupertino (incorporated by reference from Appendix A in the Company's Registration Statements on Form S-4 (No. 333-10781) dated August 23,
                    1996).

               23   Consent of Independent Accounts for Cupertino National
                    Bancorp

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                                 (IN THOUSANDS)

                                                                                           MID-PENINSULA &
                                                                                              CUPERTINO
                                             MID-PENINSULA    CUPERTINO    ADJUSTMENTS        COMBINED
                                             -------------    ---------   ------------     ---------------

ASSETS
     Cash and due from banks                 $ 11,622         $  20,273       $    --      $ 31,895
     Federal funds sold                        21,000             4,600             -        25,600
     Securities held-to-maturity                6,385            57,895            --        64,280
     Securities available-for-sale             53,995             1,002            --        54,997
     FRB and FHLB stock                           430             1,021            --         1,451
     Loans, net                               159,861           220,882            --       380,743
     Premises and equipment                       981             3,186            --         4,167
     Other assets                               5,579            10,696            --        16,275
                                             --------         ---------       -------      --------

      TOTAL ASSETS                           $259,853         $ 319,555       $    --      $579,408
                                             ========         =========       =======      ========

LIABILITIES
     Deposits                                $234,137          $294,902       $    --      $529,039
     Subordinated debt                             --             3,000            --         3,000
     Other liabilities                          1,683               865         2,791(1)      5,339
                                             --------         ---------       -------      --------

TOTAL LIABILITIES                             235,820           298,767         2,791       537,378
SHAREHOLDERS' EQUITY                           24,033            20,788        (2,791)       42,030
                                             --------         ---------       -------      --------

      TOTAL LIABILITIES AND
      SHAREHOLDERS'
      EQUITY                                 $259,853         $ 319,555       $    --      $579,408
                                             ========         =========       =======      ========

(1) The following table reflects all nonrecurring Mid-Peninsula and Cupertino estimated merger and restructuring related costs as of September 30, 1996. These costs are not included in the Unaudited Pro Forma Combined Income Statement but are included in the Unaudited Pro Forma Combined Balance Sheet as a reduction to equity capital. These costs will be charged to expense immediately following the consummation of the Merger. Such estimated merger and restructuring related costs are summarized below (in thousands):

                                    Mid-Peninsula   Cupertino   Combined
                                    -------------   ---------   --------

Financial Advisory                         $  208      $  328     $  536
Professional fees and printing                358         210        568
Other                                         905         782      1,687
                                           ------      ------     ------

     Total                                 $1,471      $1,320     $2,791
                                           ======      ======     ======

                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                 (IN THOUSANDS)

                                                                                           MID-PENINSULA &
                                                                                              CUPERTINO
                                           MID-PENINSULA         CUPERTINO   ADJUSTMENTS       COMBINED
                                           -------------         ---------   -----------   ----------------

Interest and fees on loans and leases            $10,845          $ 14,626        $   --         $25,471
Interest on investment securities                  2,241             2,688            --           4,929
Interest on federal funds sold/
  other interest income                            1,172               336            --           1,508
                                                 -------          --------                       -------

TOTAL INTEREST INCOME                             14,258            17,650            --          31,908

Interest on deposits                               5,380             6,163            --          11,543
                                                 -------          --------                       -------
Net interest income                                8,878            11,487            --          20,365
Provision for loan loss                              427               864            --           1,291
                                                 -------          --------       -------         -------
Net interest income after
  provision for loan loss                          8,451            10,623            --          19,074
Non interest income                                  324             2,263            --           2,587
Non interest expnese                               4,696            10,395            --          15,091
                                                 -------          --------                       -------
Income before taxes                                4,079             2,491            --           6,570
Taxes on income                                    1,706               943            --           2,649
                                                 -------          --------       -------         -------
NET INCOME                                       $ 2,373          $  1,548        $   --         $ 3,921
                                                 =======          ========       =======         =======

Earnings per share                               $  1.44          $   0.76                       $  1.05

Weighted average shares outstanding                1,652             2,029                    3,721

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GREATER BAY BANCORP



Date:  March 5, 1997                     /s/ Steven C. Smith
                                         -------------------
                                         Steven C. Smith
                                         Executive Vice President
                                         Chief Operating Officer and
                                         Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.              Item                                            Page
-----------              ----                                            ----

2.1     Seconded Amended and Restated Agreement and Plan of
        Reorganization and Merger dated as of August 20, 1996 between Mid-Peninsula and Cupertino (incorporated by reference from Appendix A in the Company's Registration
        Statements on Form S-4 (No. 333-10781) dated August 23, 1996).

23      Consent of Independent Accounts for Cupertino National Bancorp.